UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 24, 2004
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                           0-22444                       25-1710500
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(State or other                 (Commission File Number)          (IRS Employer
jurisdiction of incorporation)                               Idntification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                              15237
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(Address of principal executive offices)                             (Zip Code)



                                 (412) 364-1913
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure

     On February 24, 2004, WVS Financial Corp. (the "Company"), the holding company for West View Savings Bank (the "Savings Bank"), announced that the Company's Board of Directors authorized the repurchase of up to 125,000 shares, or approximately 5%, of the Company's outstanding common stock. For additional information, reference is made to the Press Release, dated February 24, 2004, which is attached hereto as Exhibit 99 and is incorporated herein by reference.




Item 7. Financial Statements and Exhibits

    (a)      Not applicable

    (b)      Not applicable

    (c)      Exhibits

             Exhibit 99 - Press Release, dated February 24, 2004.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 WVS FINANCIAL CORP.



Dated:  February 25, 2004                        By:     /s/ David J. Bursic
                                                         ----------------------
                                                         David J. Bursic
                                                         President and
                                                         Chief Executive Officer


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